SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 29, 2009
Date of earliest event reported: July 29, 2009
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15395 (Commission File Number)	52-2187059 (IRS Employer Identification Number)

11 West 42nd Street New York, NY		10036 (Zip Code)
(Address of principal executive offices)
(212) 827-8000
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 29, 2009, Martha Stewart Living Omnimedia, Inc. (the “Company”) announced via press release its preliminary results of operations for its quarter ended June 30, 2009. A copy of the press release is attached as Exhibit 99.1 hereto. The information contained in this report shall be treated as furnished and not filed for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit	Description

	99.1	Press release dated July 29, 2009 by the Company, reporting its preliminary results of operations for the quarter ended June 30, 2009 (furnished and not filed herewith as described in Item 2.02).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.
Date: July 29, 2009	By:	/s/ Kelli Turner
Kelli Turner, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated July 29, 2009 by the Company, reporting its preliminary results of operations for the quarter ended June 30, 2009 (furnished and not filed herewith as described in Item 2.02).